The UBS Funds

Summary Prospectus Supplement | April 20, 2018

Includes:

•  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Total Return Bond Fund series of shares of The UBS Funds, dated October 27, 2017, as follows:

Jeffrey Haleen and Branimir Petranovic will be added as portfolio managers for UBS Total Return Bond Fund.

Therefore, the bullets under the heading "UBS Total Return Bond Fund" and the sub-heading "Portfolio managers" of the Summary Prospectus are deleted in their entirety and replaced by the following:

•  Scott E. Dolan, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Craig G. Ellinger, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Jeffrey Haleen, portfolio manager of the Fund since April 2018.

•  Branimir Petranovic, portfolio manager of the Fund since April 2018.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-948